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                                                                  EXHIBIT (e)(3)

[LOGO] AIG  American                            Platinum Investor FLEX AdVantage
              General                          Variable Universal Life Insurance
                                                        Supplemental Application

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American General Life Insurance Company, (AGL)
A member company of American International Group, Inc.              This supplement must accompany the
Home Office: Houston, Texas                                appropriate application for life insurance.
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 Applicant Information -- Supplement to the application on the life of

       ----------------------------       --------------------------------------
       Name of proposed insured           Date of application for life insurance

Initial Allocation Percentages

INVESTMENT OPTIONS  In the "Premium Allocation" column, indicate how each premium received is to be allocated. In the "Deduction Allocation" column, indicate which investment options are to be used for the deduction of monthly account charges.
                    Total allocations in each column must equal 100%. Use whole percentages only.

                                                       PREMIUM        DEDUCTION
                                                     ALLOCATION      ALLOCATION
AIM VARIABLE INSURANCE FUNDS
AIM V.I. International Growth Division (316)             ______%         ______%
AIM V.I. Premier Equity Division (317)                   ______%         ______%
THE ALGER AMERICAN FUND
Alger American Leveraged AllCap Division (368)           ______%         ______%
Alger American MidCap Growth Division (367)              ______%         ______%
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
VP Value Division (318)                                  ______%         ______%
CREDIT SUISSE TRUST
Small Cap Growth Division (356)                          ______%         ______%
DREYFUS INVESTMENT PORTFOLIOS
MidCap Stock Division (329)                              ______%         ______%
DREYFUS VARIABLE INVESTMENT FUND
Quality Bond Division (327)                              ______%         ______%
Developing Leaders Division (328)                        ______%         ______%
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
VIP Asset Manager Division (333)                         ______%         ______%
VIP Contrafund Division (332)                            ______%         ______%
VIP Equity-Income Division (330)                         ______%         ______%
VIP Growth Division (331)                                ______%         ______%
VIP Mid Cap Division (362)                               ______%         ______%
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Small Cap Value Securities Division (363)       ______%         ______%
Franklin U.S. Government Division (357)                  ______%         ______%
Mutual Shares Securities Division (358)                  ______%         ______%
Templeton Foreign Securities Division (359)              ______%         ______%
JANUS ASPEN SERIES
International Growth Division (334)                      ______%         ______%
Mid Cap Growth Division (336)                            ______%         ______%
Worldwide Growth Division (335)                          ______%         ______%
J.P. MORGAN SERIES TRUST II
JPMorgan Mid Cap Value Division (366)                    ______%         ______%
JPMorgan Small Company Division (337)                    ______%         ______%
MFS VARIABLE INSURANCE TRUST
MFS Capital Opportunities Division (340)                 ______%         ______%
MFS Emerging Growth Division (338)                       ______%         ______%
MFS New Discovery Division (341)                         ______%         ______%
MFS Research Division (339)                              ______%         ______%
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Mid-Cap Growth Division (342)                            ______%         ______%
OPPENHEIMER VARIABLE ACCOUNT FUNDS
Oppenheimer Global Securities Division (365)             ______%         ______%
Oppenheimer Multiple Strategies Division (364)           ______%         ______%
PIMCO VARIABLE INSURANCE TRUST
PIMCO Real Return Division (344)                         ______%         ______%
PIMCO Short-Term Division (343)                          ______%         ______%
PIMCO Total Return Division (345)                        ______%         ______%
PUTNAM VARIABLE TRUST
Putnam VT Diversified Income Division (346)              ______%         ______%
Putnam VT Growth and Income Division (347)               ______%         ______%
Putnam VT Int'l Growth and Income Division (348)         ______%         ______%
SUNAMERICA SERIES TRUST
SunAmerica Balanced Division (360)                       ______%         ______%
Aggressive Growth Division (361)                         ______%         ______%
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
Equity Growth Division (351)                             ______%         ______%
High Yield Division (352)                                ______%         ______%
VALIC COMPANY I
International Equities Division (319)                    ______%         ______%
Mid Cap Index Division (320)                             ______%         ______%
Money Market I Division (321)                            ______%         ______%
Nasdaq-100 Index Division (322)                          ______%         ______%
Science & Technology Division (325)                      ______%         ______%
Small Cap Index Division (324)                           ______%         ______%
Stock Index Division (323)                               ______%         ______%
VAN KAMPEN LIFE INVESTMENT TRUST
Growth & Income Division (355)                           ______%         ______%
VANGUARD VARIABLE INSURANCE FUND
High Yield Bond Division (353)                           ______%         ______%
REIT Index Division (354)                                ______%         ______%

AGL Declared Fixed Interest Account (301)                ______%         ______%
Other: ________________________                          ______%         ______%
                                                            100%            100%

AGLC100860-2003                   Page 1 of 4                            Rev0903

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Dollar Cost Averaging

DOLLAR COST  ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) An amount can be systematically
AVERAGING    transferred from the Money Market Division and transferred to one or more of the investment options below. The AGL Declared Fixed Interest Account is not available for Dollar Cost Averaging. Please refer to the prospectus for more information on the Dollar Cost Averaging option.

             Day of the month for transfers:            (Choose a day of the month between 1-28.)
             -----------------------------------------  ----------------------------------------------
             Frequency of transfers:   [_] Monthly   [_] Quarterly   [_] Semiannually   [_] Annually
             ------------------------  ------------  --------------  -----------------  --------------
             Transfer $                                 ($100 MINIMUM, WHOLE DOLLARS ONLY)
             -----------------------------------------  ----------------------------------------------

AIM VARIABLE INSURANCE FUNDS
AIM V.I. International Growth Division (316)                  $ ________________
AIM V.I. Premier Equity Division (317)                        $ ________________
THE ALGER AMERICAN FUND
Alger American Leveraged AllCap Division (368)                $ ________________
Alger American MidCap Growth Division (367)                   $ ________________
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
VP Value Division (318)                                       $ ________________
CREDIT SUISSE TRUST
Small Cap Growth Division (356)                               $ ________________
DREYFUS INVESTMENT PORTFOLIOS
MidCap Stock Division (329)                                   $ ________________
DREYFUS VARIABLE INVESTMENT FUND
Quality Bond Division (327)                                   $ ________________
Developing Leaders Division (328)                             $ ________________
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
VIP Asset Manager Division (333)                              $ ________________
VIP Contrafund Division (332)                                 $ ________________
VIP Equity-Income Division (330)                              $ ________________
VIP Growth Division (331)                                     $ ________________
VIP Mid Cap Division (362)                                    $ ________________
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Small Cap Value Securities Division (363)            $ ________________
Franklin U.S. Government Division (357)                       $ ________________
Mutual Shares Securities Division (358)                       $ ________________
Templeton Foreign Securities Division (359)                   $ ________________
JANUS ASPEN SERIES
International Growth Division (334)                           $ ________________
Mid Cap Growth Division (336)                                 $ ________________
Worldwide Growth Division (335)                               $ ________________
J.P. MORGAN SERIES TRUST II
JPMorgan Mid Cap Value Division (366)                         $ ________________
JPMorgan Small Company Division (337)                         $ ________________
MFS VARIABLE INSURANCE TRUST
MFS Capital Opportunities Division (340)                      $ ________________
MFS Emerging Growth Division (338)                            $ ________________
MFS New Discovery Division (341)                              $ ________________
MFS Research Division (339)                                   $ ________________
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Mid-Cap Growth Division (342)                                 $ ________________
OPPENHEIMER VARIABLE ACCOUNT FUNDS
Oppenheimer Global Securities Division (365)                  $ ________________
Oppenheimer Multiple Strategies Division (364)                $ ________________
PIMCO VARIABLE INSURANCE TRUST
PIMCO Real Return Division (344)                              $ ________________
PIMCO Short-Term Division (343)                               $ ________________
PIMCO Total Return Division (345)                             $ ________________
PUTNAM VARIABLE TRUST
Putnam VT Diversified Income Division (346)                   $ ________________
Putnam VT Growth and Income Division (347)                    $ ________________
Putnam VT Int'l Growth and Income Division (348)              $ ________________
SUNAMERICA SERIES TRUST
SunAmerica Balanced Division (360)                            $ ________________
Aggressive Growth Division (361)                              $ ________________
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
Equity Growth Division (351)                                  $ ________________
High Yield Division (352)                                     $ ________________
VALIC COMPANY I
International Equities Division (319)                         $ ________________
Mid Cap Index Division (320)                                  $ ________________
Nasdaq-100 Index Division (322)                               $ ________________
Science & Technology Division (325)                           $ ________________
Small Cap Index Division (324)                                $ ________________
Stock Index Division (323)                                    $ ________________
Van Kampen Life Investment Trust
Growth & Income Division (355)                                $ ________________
VAN KAMPEN LIFE INVESTMENT TRUST
Growth & Income Division (355)                                $ ________________
VANGUARD VARIABLE INSURANCE FUND
High Yield Bond Division (353)                                $ ________________
REIT Index Division (354)                                     $ ________________

Other: ________________________                               $ ________________

Automatic Rebalancing

AUTOMATIC    ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) Variable division assets will be
REBALANCING  automatically rebalanced based on the premium percentages designated on Page 1 of this form. If the AGL Declared Fixed Interest Account has been designated for premium allocation, the rebalancing will be based on the proportion allocated to the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing option.

             Check Here for Automatic Rebalancing Frequency:    [_] Quarterly     [_] Semiannually     [_] Annually
             -------------------------------------------------  ----------------  -------------------  --------------
             NOTE: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen.

Modified Endowment Contract

CONTRACT     If any premium payment causes the policy to be classified as a modified endowment contract under Section 7702A of the Internal Revenue Code, there may be potentially adverse tax consequences. Such consequences include: (1)
             withdrawals or loans being taxed to the extent of gain; and (2) a 10% penalty tax on the taxable amount. In order to avoid modified endowment status, I
             request any excess premium that could cause such status to be refunded.          [_] YES  [_] NO

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AGLC100860-2003                   Page 2 of 4                            Rev0903

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Telephone Authorization

INITIAL APPROPRIATE I (or we, if Joint Owners), hereby authorize American
BOX HERE:           General Life Insurance Company ("AGL") to act on telephone instructions to transfer values among the variable divisions and the AGL Declared Fixed Interest Account and to change
                    allocations for future premium payments and monthly
                    deductions given by:

                    [_] Policy Owner(s)-- if Joint Owners, either of us acting independently.

                    [_] Policy Owner(s) or the Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

                    AGL and any person designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions received and acted on in good faith, including losses due to telephone instruction communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone transaction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL at its home office.

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Suitability

ALL QUESTIONS MUST  1. Have you, the Proposed Insured or Owner (if different), received the variable
BE ANSWERED.           universal life insurance policy prospectus and the prospectuses describing the
                       investment options?                                                               [_]yes [_]no

                         (If "yes," please furnish the Prospectus dates.)

                              Variable Universal Life Insurance Policy Prospectus:  _______________

                              Supplements (if any):                                 _______________

                    2. Do you understand and acknowledge:

                       a. THAT THE POLICY APPLIED FOR IS VARIABLE, EMPLOYS THE USE OF SEGREGATED
                          ACCOUNTS WHICH MEANS THAT YOU NEED TO RECEIVE AND UNDERSTAND CURRENT
                          PROSPECTUSES FOR THE POLICY AND THE UNDERLYING ACCOUNTS?                       [_]yes [_]no

                       b. THAT ANY BENEFITS, VALUES OR PAYMENTS BASED ON PERFORMANCE OF THE SEGREGATED
                          ACCOUNTS MAY VARY: AND                                                         [_]yes [_]no

                          (1) ARE NOT GUARANTEED BY THE COMPANY, ANY OTHER INSURANCE COMPANY, THE
                              U.S. GOVERNMENT OR ANY STATE GOVERNMENT?                                   [_]yes [_]no

                          (2) ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY
                              OTHER AGENCY, FEDERAL OR STATE?                                            [_]yes [_]no

                       c. THAT IN ESSENCE, ALL RISK IS BORNE BY THE OWNER EXCEPT FOR FUNDS PLACED
                          IN THE AGL DECLARED FIXED INTEREST ACCOUNT?                                    [_]yes [_]no

                       d. THAT THE POLICY IS DESIGNED TO PROVIDE LIFE INSURANCE COVERAGE AND TO ALLOW
                          FOR THE ACCUMULATION OF VALUES IN THE SEGREGATED ACCOUNTS?                     [_]yes [_]no

                       e. THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY INCREASE OR DECREASE,
                          DEPENDING ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT?                [_]yes [_]no

                       f. THE POLICY VALUES MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT
                          EXPERIENCE OF THE SEPARATE ACCOUNT, THE AGL DECLARED FIXED INTEREST ACCOUNT
                          ACCUMULATION, AND CERTAIN EXPENSE DEDUCTIONS?                                  [_]yes [_]no

                    3. Do you believe the Policy you selected meets your insurance and investment
                       objectives and your anticipated financial needs?                                  [_]yes [_]no
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AGLC100860-2003                   Page 3 of 4                            Rev0903

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Your Signature

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SIGNATURES   Signed at (city, state)
             -------------------------------------------------------------------------------------------------


             Print name of Broker/Dealer
             -------------------------------------------------------------------------------------------------


             X Registered representative                  State license #                  Date
             ----------------------------------------------------------------------------- -------------------


             X Primary proposed insured                                                    Date
             ----------------------------------------------------------------------------- -------------------


             X Owner                                                                       Date
             ----------------------------------------------------------------------------- -------------------
             (If different from Proposed Insured)


             X Joint Owner                                                                 Date
             -------------------------------------------------------------------------------------------------
             (If applicable)
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AGLC100860-2003                   Page 4 of 4                            Rev0903